GTJ REIT, Inc.
                          (a development stage company)

       FINANCIAL STATEMENTS FOR THE PERIOD FROM JUNE 23, 2006 (INCEPTION) TO DECEMBER 31, 2006

                          INDEX TO FINANCIAL STATEMENTS


                                                                     PAGE NUMBER
                                                                     -----------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                   F-1

BALANCE SHEET AT DECEMBER 31, 2006                                        F-2

STATEMENT OF OPERATIONS FOR THE PERIOD FROM JUNE 23, 2006 (INCEPTION)

TO DECEMBER 31, 2006                                                      F-3

STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY FOR THE PERIOD FROM
JUNE 23, 2006 (INCEPTION) TO DECEMBER 31, 2006                            F-4

STATEMENT OF CASH FLOWS FOR THE PERIOD FROM JUNE 23, 2006 (INCEPTION)
TO DECEMBER 31, 2006                                                      F-5

NOTES TO FINANCIAL STATEMENTS                                             F-6

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholders of GTJ REIT, Inc.


     We have audited the accompanying balance sheet of GTJ REIT, Inc. (a development stage company) (the "Company") as of December 31, 2006 and the related statements of operations, changes in stockholders' deficiency, and cash flows for the period from June 23, 2006 (date of inception) through December 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.


     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of GTJ REIT, Inc. as of December 31, 2006, and the results of its operations and its cash flows for the period from June 23, 2006 (date of inception) through December 31, 2006, in conformity with U.S. generally accepted accounting principles.


     The accompanying financial statements have been prepared assuming GTJ REIT, Inc. will continue as a going concern. As discussed in Note 1 of the notes to the financial statements, the Company had no revenue and a deficit accumulated during the development stage that raises substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


Weiser LLP
New York, New York
November 6, 2007


                                 GTJ REIT, Inc.
                          (a development stage company)

                                  BALANCE SHEET

                                December 31, 2006


                                                         ASSETS

Cash                                                                                                 $      7,650
Deposit                                                                                                   400,000
                                                                                                    -------------

     Total assets                                                                                    $    407,650
                                                                                                    =============


                                            LIABILITIES AND STOCKHOLDERS' DEFICIENCY

Other liabilities                                                                                    $     4,000
Due to affiliates                                                                                        435,050
                                                                                                    -------------
     Total liabilities                                                                                   439,050

Commitments and Contingencies

STOCKHOLDERS' DEFICIENCY
   Preferred stock, $.0001 par value; 10,000,000 shares authorized, none issued and outstanding                --
   Common stock, $.0001 par value; 100,000,000 shares authorized, none issued and outstanding                  --
   Additional paid-in capital                                                                                  --
   Deficit accumulated during the development stage                                                      (31,400)
                                                                                                    -------------

     Total stockholders' deficiency                                                                      (31,400)
                                                                                                    -------------

     Total liabilities and stockholders' deficiency                                              $       407,650
                                                                                                    ============


The accompanying notes and report of independent registered public accounting firm should be read in conjunction with the financial statements.

                                 GTJ REIT, Inc.
                          (a development stage company)

                             STATEMENT OF OPERATIONS

       For the period from June 23, 2006 (inception) to December 31, 2006

Operating revenue                                   $         --
                                                  --------------

Operating expenses                                       31,400
                                                  --------------

Net loss                                            $      31,400
                                                  ==============































The accompanying notes and report of independent registered public accounting firm should be read in conjunction with the financial statements.

                                 GTJ REIT, Inc.
                          (a development stage company)

                STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIENCY

       For the period from June 23, 2006 (inception) to December 31, 2006


                                Preferred stock        Common stock        Additional       Accumulated
                                -----------------     ----------------                      during the       Total
                                                                           paid in          development     Stockholders'
                                Shares   Amount       Shares   Amount      capital          stage           Deficiency
                                -------- --------     ------- --------    -------------   ------------    ------------

Preferred shares issued at
June 23, 2006 at $.0001
per share                             -   $    -           -   $    -           $    -         $    -          $    -

Common shares issued at
June 23, 2006 at $.0001 per
share                                 -        -           -        -                -              -               -


Net Loss                              -        -           -        -                -       (31,400)      $ (31,400)
                                -------- --------     ------- --------    -------------   ------------    ------------


Balance at December 31, 2006          -   $    -           -   $    -           $    -     $ (31,400)      $ (31,400)
                                ======== ========     ======= ========    =============   ============    ============















The accompanying notes and report of independent registered public accounting firm should be read in conjunction with the financial statements.

                                 GTJ REIT, Inc.
                          (a development stage company)

                             STATEMENT OF CASH FLOWS

       For the period from June 23, 2006 (inception) to December 31, 2006

Operating activities:
  Net (loss)                                               $       (31,400)
Changes in operating assets and liabilities
Other liabilities                                                    4,000
                                                           ----------------

  Net cash used in operating activities                           (27,400)
                                                           ----------------

Financing activities:
  Deposit                                                        (400,000)
  Due to affiliates                                                435,050
                                                           ----------------
  Net cash provided by financing activities                         35,050
                                                           ----------------

  Net increase in cash                                               7,650
                                                           ----------------

  Cash--beginning of period                                             --
                                                           ----------------

  Cash--end of period                                       $         7,650
                                                           ================

Supplemental cash flow information:
  Interest paid                                            $           --
                                                           ================

  Cash paid for taxes                                      $           --
                                                           ----------------


















The accompanying notes and report of independent registered public accounting firm should be read in conjunction with the financial statements.

                                 GTJ REIT, Inc.
                          (a development stage company)
                          NOTES TO FINANCIAL STATEMENTS
       FOR THE PERIOD FROM JUNE 23, 2006 (INCEPTION) TO DECEMBER 31, 2006

1.   ORGANIZATION, BUSINESS AND OPERATIONS


     GTJ  REIT,   Inc.  (a  development   stage  company)  (the  "Company")  was
incorporated in Maryland on June 23, 2006 as a blank check company and was formed to engage in any lawful act or activity including, without limitation or obligation, qualifying as a real estate investment trust under Sections 856 through 860, or any successor sections of the Internal Revenue Code of 1986, as amended (the "Code"), for which corporations may be organized under Maryland General Corporation Law.


     At December 31, 2006, the Company had not yet commenced any operations. The Company has selected December 31 as its fiscal year end.


     On July 24, 2006, the Company entered into merger agreements and subsequently closed on March 29, 2007 into merger agreements (the "Agreements") with by and among TRIBORO COACH CORP., a New York corporation ("Triboro"); JAMAICA CENTRAL RAILWAYS, INC., a New York corporation ("Jamaica"); GREEN BUS LINES, INC., a New York corporation ("Green" and together with Triboro and Jamaica, collectively referred to as the "Bus Companies" and each referred to as a "Bus Company"); GTJ REIT, Inc., a Maryland corporation ("GTJ REIT"); TRIBORO ACQUISITION, INC., a New York corporation ("Triboro Acquisition"); JAMAICA ACQUISITION, INC., a New York corporation ("Jamaica Acquisition"); and GREEN
ACQUISITION, INC., a New York corporation ("Green Acquisition", and together with Jamaica Acquisition and Triboro Acquisition collectively referred to as the "Acquisition Subsidiaries" and each referred to as an "Acquisition Subsidiary"). The effect of the mergers is to complete a Reorganization ("Reorganization") into the Company.


     Under the terms of the Agreements, each share of common stock of each Bus Company issued and outstanding immediately prior to the effective time of the mergers, shall be converted into the right to receive the following shares of the Company's common stock:

          o Each share of Green common stock was converted into 1,117.429975 shares of the Company's common stock.
          o Each share of Triboro common stock was converted into 2,997.964137 shares of the Company's common stock.
          o Each share of Jamaica common stock was converted into 195.001987 shares of our common stock.

     The Bus Companies, including their subsidiaries own a total of six rentable parcels of real property, four of which are leased to the City of New York one which is leased to a commercial tenant (all five on a triple net basis), and one of which is used in part by the Bus Companies existing operations and the remainder of which is leased to a commercial tenant not on a triple net basis. There is an additional property of negligible size which is not rentable. The Bus Companies and their subsidiaries, collectively, operate a group of outdoor maintenance businesses, and a paratransit business.

     Upon completion of the merger, the Company adopted a Real Estate Investment ("REIT") structure. In order to adopt a REIT structure, it was necessary in the first instance to combine the Bus Companies and their subsidiaries under a single holding company, the "Reorganization." The Company is the holding company. The Company has formed three wholly-owned New York corporations and each of the Bus Companies merged with one of these subsidiaries to become wholly-owned subsidiaries of the Company. The mergers required the approval of the holders of at least 66 2 / 3 % of the outstanding shares of common

                                 GTJ REIT, Inc.
                          (a development stage company)
                          NOTES TO FINANCIAL STATEMENTS
       FOR THE PERIOD FROM JUNE 23, 2006 (INCEPTION) TO DECEMBER 31, 2006


1.        ORGANIZATION, BUSINESS AND OPERATIONS: Continued


stock of each of Green, Triboro and Jamaica, voting separately and not as one class, which was obtained on March 26, 2007 (see Note 4).


     Based on third-party valuations of the real property, outdoor maintenance businesses, and the paratransit business, and considering the ownership of the same in whole or part by each of the Bus Companies, the Company has been advised by an outside appraisal firm that the relative valuation of each of the Bus Companies (as part of GTJ REIT, Inc.) is Green--42.088%, Triboro--38.287% and Jamaica--19.625%. Accordingly, under the Reorganization, 10,000,000 shares of the Company common stock was distributed, 4,208,800 shares to the shareholders of Green, 3,828,700 shares to the shareholders of Triboro and 1,962,500 shares to the shareholders of Jamaica, in such case in proportion to the outstanding shares held by such shareholders of each Bus Company, respectively.

     The Reorganization will be accounted for under the purchase method of accounting as required by Statement of Financial Accounting Standards No. 141 "Business Combinations", ("SFAS No. 141") issued by the Financial Accounting Standards Board. Since GTJ REIT has been formed to issue equity interests to effect a business combination, as required by SFAS No. 141, one of the existing combining entities shall be determined to be the acquiring entity. Under SFAS No. 141, the acquiring entity is the combining entity whose owners as a group retained or received the larger portion of the voting rights in the combined entity. As a result of the Reorganization, Green shareholders have a 42.088% voting interest, Triboro shareholders have a 38.27% voting interest, and Jamaica shareholders have a 19.625% voting interest. Additionally, under SFAS No. 141, in determining the acquiring entity, consideration was given to which combining entity initiated the combination and whether the assets, revenues, and earnings of one of the combining entities significantly exceed those of the others (see
Note 4).

     Green's assets at December 31, 2006 total $24.1 million as compared to Triboro's assets of $20.0 million, and Jamaica's assets of $10.3 million, and Green's revenues on a going forward basis are exceeded that of Triboro and Jamaica. As a result of these facts, Green is deemed to be the accounting acquirer for this transaction.

     Under the purchase method of accounting, Triboro's and Jamaica's assets and liabilities were acquired by Green and have been recorded at their fair values at the date of acquisition, March 28,2007.

     As  part  of  becoming  a  REIT,   the  Company  is  required,   after  the
Reorganization, to make a distribution of the Bus Companies' historical undistributed earnings and profits. Such distribution aggregated approximately $62,060,000 paid as follows:

          o    $20,000,000 in cash
          o    42,060,000 in shares of the Company's Stock


     In order to remain a REIT, the Company will be required to pay dividends to its stockholders each year equal to at least 90% of its net income, and exclusive of net capital gains, if any.

                                 GTJ REIT, Inc.
                          (a development stage company)
                          NOTES TO FINANCIAL STATEMENTS
       FOR THE PERIOD FROM JUNE 23, 2006 (INCEPTION) TO DECEMBER 31, 2006

1.   ORGANIZATION, BUSINESS AND OPERATIONS: Continued


     The Company had no revenue or operations from June 23, 2006 (inception) to December 31, 2006. These factors, among others, indicate a significant doubt about the Company's ability to continue operations as a going concern. The Company's ability to commence operations was contingent upon consummation of the Mergers.


     The Company borrowed $30,050 from an affiliate to fund certain expenses related to the proposed mergers.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


Income Taxes:


     Once the Company commences operations, the Company will be taxed as a REIT under the Internal Revenue Code of 1986, as amended (the "Code"), commencing July 1, 2007. As a REIT, the Company is not required to pay federal corporate income taxes on its taxable income to the extent it is currently distributed to our stockholders.

     However, qualification and taxation as a REIT depends upon the Company's ability to meet the various qualification tests imposed under the Code related to annual operating results, asset diversification, distribution levels and diversity of stock ownership. If the Company fails to qualify as a REIT in any taxable year, the Company will be subject to federal income tax (including any applicable alternative minimum tax) on its taxable income at regular corporate tax rates.

Use of Estimates:

     The preparation of the Company's financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates, judgments and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of expenses during the reporting period. The Company bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

Recently Issued Accounting Pronouncements:

     In February, 2007, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 159, The Fair Value Option for Financial Assets and Financial Liabilities including an amendment of SFAS 115, or SFAS No. 159. This statement provides companies with an option to report selected financial assets and liabilities at fair value. This statement is effective for fiscal years beginning after November 15, 2007 with early adoption permitted provided a company also elects to apply the provisions of FASB Statement No. 157, "Fair Value Measurements." The Company is currently assessing the impact of SFAS No. 159 and has not yet determined what effect, if any, the adoption of SFAS No. 159 will have on the Company's on its financial position and results of operations.

                                 GTJ REIT, Inc.
                          (a development stage company)
                          NOTES TO FINANCIAL STATEMENTS
       FOR THE PERIOD FROM JUNE 23, 2006 (INCEPTION) TO DECEMBER 31, 2006

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: Continued

     In September 2006, the FASB issued SFAS No. 157 Fair Value Measurements. This statement defines fair value, establishes a fair value hierarchy to be used in U.S. generally accepted accounting principles and expands disclosures about fair value measurements. Although this statement does not require any new fair value measurements, the application could change current practice. The statement is effective for fiscal years beginning after November 15, 2007. The Company is currently evaluating the impact of this statement on its financial position and results of operations.

     In September 2006, the FASB issued SFAS No. 158 Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans - an Amendment of FASB Statements No. 87, 88, 106, and 132(R). This statement requires a company to recognize the funded status of a benefit plan as an asset or a liability in its statement of financial position. In addition, a company is required to measure plan assets and benefit obligations as of the date of its fiscal year-end statement of financial position. The recognition provision of this statement, along with additional disclosure requirements, is effective for fiscal years ending after December 15, 2006, while the measurement date provision is effective for fiscal years ending after December 15, 2008. Management does not believe that adoption of this statement will have a material impact on the financial position or results of operations of the Company.

     In July 2006, the FASB interpretation ("FIN") No. 48, Accounting for Uncertainty in Income Taxes - An Interpretation of FASB Statement No. 109, was issued regarding accounting for, and disclosure of, uncertain tax positions. This Interpretation clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, "Accounting for Income Taxes," and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. This interpretation is effective for fiscal years beginning after December 15, 2006. Management does not believe that adoption of this statement will have a material impact on the financial position or results of operations of the Company.

     In March 2006, the FASB issued SFAS No. 156, Accounting for Servicing of Financial Assets, an Amendment of SFAS No. 140. SFAS No. 156 requires separate recognition of a servicing asset and a servicing liability each time an entity undertakes an obligation to service a financial asset by entering into a servicing contract. This statement also requires that servicing assets and liabilities be initially recorded at fair value and subsequently adjusted to the fair value at the end of each reporting period. This statement is effective in fiscal years beginning after September 15, 2006. The Company believes implementation of this pronouncement will have no material effect on its financial statements.

     In February 2006, the FASB issued SFAS No. 155, Accounting for Certain Hybrid Financial Instruments- An Amendment of FASB No. 133 and 140. The purpose of SFAS statement No. 155 is to simplify the accounting for certain hybrid financial instruments by permitting fair value re-measurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. SFAS No. 155 also eliminates the restriction on passive derivative instruments that a qualifying special-purpose entity may hold. SFAS No. 155 is effective for all financial instruments acquired or issued after the beginning of any entity's first fiscal year beginning after September 15, 2006. The Company does not expect that the adoption of SFAS No. 155 will have a material impact on its financial position or results of operations.

                                 GTJ REIT, Inc.
                          (a development stage company)
                          NOTES TO FINANCIAL STATEMENTS
       FOR THE PERIOD FROM JUNE 23, 2006 (INCEPTION) TO DECEMBER 31, 2006


 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: Continued

     In December 2004, the FASB issued SFAS No. 123 (revised 2004), "Share-Based Payment," or SFAS No. 123R. SFAS No. 123R, which replaces SFAS No. 123 and supersedes APB Opinion No. 25, requires that compensation cost relating to share-based payment transactions be recognized in the financial statements, based on the fair value of the equity or liability instruments issued. The Company adopted this statement as of January 1, 2006. The adoption of this pronouncement had no effect on the Company's financial position or results of operations.

3.   PREFERRED STOCK

     The Company is authorized to issue 10,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

4.  SUBSEQUENT EVENTS

Appraisal Proceedings:

     On March 26, 2007, there was a joint special meeting of the shareholders of the Bus Companies. The business considered at the meeting was the merger of:
Green Bus Lines, Inc. with and into Green Acquisition, Inc.; Triboro Coach Corp. with and into Triboro Acquisition, Inc.; and Jamaica Central Railways, Inc. with and into Jamaica Acquisition, Inc. Appraisal rights were perfected by shareholders of the Bus Companies who would have received approximately 3.02% of the Company's common stock to be issued following the mergers. The mergers were carried out on March 29, 2007. Consequently, the Bus Companies made good faith offers to such shareholders based on a value per of the Company's common share of $7.00, eighty percent (80%) of which was advanced to them. On May 25, 2007, Green Acquisition, Inc., Triboro Acquisition, Inc. and Jamaica Acquisition, Inc., commenced valuation proceedings in Nassau County Supreme Court, as required by the New York Business Corporation Law. Eight of the shareholders (the "Claimants") who sought appraisal rights (the others had either settled or withdrawn their demands) have answered the petition filed in connection with the valuation proceeding and moved for pre-trial discovery. Collectively, the Claimants have been paid $1,351,120 pursuant to the Company's good faith offer. The Claimants would have received 241,272 shares of the Company's common stock following the mergers of the Bus Companies. The Company's ultimate liability cannot presently be determined.

     In addition, two other shareholders have been paid $435,457 pursuant to the Company's good faith offer. These shareholders would have received approximately 62,208 shares.

                                 GTJ REIT, Inc.
                          (a development stage company)
                          NOTES TO FINANCIAL STATEMENTS
       FOR THE PERIOD FROM JUNE 23, 2006 (INCEPTION) TO DECEMBER 31, 2006


 4.   SUBSEQUENT EVENTS: Continued

ING Financing:

     On July 2, 2007, the Company entered into a Loan Agreement, dated as of June 30, 2007 (the "Loan Agreement"), among certain direct and indirect subsidiaries of the Company, namely, Green Acquisition, Inc., Triboro Acquisition, Inc., Jamaica Acquisition, Inc., 165-25 147th Avenue, LLC, 49-19 Rockaway Beach Boulevard, LLC, 85-01 24th Avenue, LLC, 114-15 Guy Brewer Boulevard, LLC, (collectively, the "Borrowers"); and ING USA Annuity and Life Insurance Company; ING Life Insurance and Annuity Company; Reliastar Life Insurance Company; and Security Life Of Denver Insurance Company (collectively, the "Initial Lenders" and, together with any other Lenders from time to time party hereto, the "Lenders"). Pursuant to the terms of the Loan Agreement, the Lenders shall provide multiple loan facilities in the amounts and on the terms and conditions set forth in such Loan Agreement. The aggregate of all loan facilities under the Loan Agreement shall not exceed $72,500,000. On July 2, 2007, the Initial Lenders made an initial $17,000,000 term loan. In addition to the initial term loan, the Lenders collectively made a mortgage loan of $1,000,000 to the Borrowers. Interest on the loans shall be paid monthly. The interest on both loans aggregates 6.59% per annum. In addition, there is a one-tenth of one percent non-use fee on the unused portion of the loan facility. The principal shall be paid on the maturity date pursuant to the terms set forth in the Loan Agreement, namely July 1, 2010 unless otherwise extended or renewed.

     The loan facilities are collateralized by: (1) an Assignment of Leases and Rents on four bus depot properties (the "Depots") owned by certain of the Borrowers and leased to the City of New York, namely (a) 49-19 Rockaway Beach Boulevard; (b) 165-25 147th Avenue; (c) 85-01 24th Avenue and (d) 114-15 Guy Brewer Boulevard; (2) Pledge Agreements under which (i) GTJ REIT pledged its 100% stock ownership in each of: (a) Green Acquisition, Inc.; (b) Triboro Acquisition, Inc. and (c) Jamaica Acquisition, Inc., (ii) Green Acquisition, Inc. pledged its 100% membership interest in each of (a) 49-19Rockaway Beach Boulevard, LLC and (b) 165-25 147th Avenue, LLC, (iii) Triboro Acquisition, Inc. pledged its 100% membership interest in 85-01 24th Avenue, LLC, and (d) Jamaica Acquisition, Inc. pledged its 100% membership interest in 114-15 Guy Brewer Boulevard, LLC, and (3) a LIBOR Cap Security Agreement under which GTJ Rate Cap LLC, a wholly owned subsidiary of the Company, pledged its interest in an interest rate cap transaction evidenced by the Confirmation and ISDA Master Agreement, dated as of December 13, 2006, with SMBC Derivative Products Limited. The Company had assigned its interest in the interest rate cap transaction to GTJ Rate Cap LLC prior to entering into the Loan Agreement. $1,000,000 of the loan is secured by a mortgage in the amount of $1,000,000 on the Depots collectively.

     The Borrowers are obligated to comply with the following financial ratio covenants (1) the Borrowers will not permit the ratio of (a) Consolidated Net Operating Income for any period of four consecutive Fiscal Quarters to (b) Consolidated Debt Service for such period, to be less than 1.3 to 1.0; (2) the Borrowers will not permit the ratio of (a) Consolidated Net Operating Income from Unencumbered Assets for any period of four consecutive Fiscal Quarters to
(b) Consolidated Unsecured Debt Service for such period, to be less than 1.3 to 1.0; (3) the Borrowers will not permit the ratio of (a) Consolidated Debt at any time to (b) Total Assets Value at such time, to be greater than 0.6 to 1.0; and
(4) the Borrowers will not permit the ratio of (a) Total Unencumbered Assets Value at any time to (b) Consolidated Unsecured Debt at such time, to be less than 1.5 to 1.0.

                                 GTJ REIT, Inc.
                          (a development stage company)
                          NOTES TO FINANCIAL STATEMENTS
              PERIOD June 23, 2006 (INCEPTION) TO DECEMBER 31, 2006


 4.  SUBSEQUENT EVENTS : Continued

Special Distribution of Earnings and Profits

     On August 20, 2007, the Board of Directors of the Company declared a special distribution of accumulated earnings and profits on the Company's common stock of $6.40 per the Company's share, payable in cash and the Company's common stock. For the purposes of the special distribution, the Company's common stock was valued at $11.14, as indicated in the proxy statement/prospectus dated February 9, 2007 filed with the Securities and Exchange Commission and disseminated to the shareholders of the Bus Companies in connection with the March 26, 2007 special joint meeting of the shareholders of the Bus Companies at which meeting such shareholders voted on a reorganization of those companies with and into the Company. The special distribution aggregated $62,060,000. The holders of the Company's shares, and the holders of shares of the Bus Companies, as of the close of business on August 20, 2007, the record date for the special distribution (the "Holders"), were eligible for the special distribution. The Holders were required to make an election as to the amount of the Company's shares and/or cash the Holders wished to receive as their respective portions of the special distribution. Holders were advised, due to the limitation of the aggregate amount of cash available for the special distribution, their actual distribution may not be in the proportion of cash and the Company's shares they elected, but could be based on a proration of the available cash after all elections (ie: not on a first come-first served basis). The Company is presently calculating the proportion of cash and the Company's shares that will be distributed to the Holders based upon the Holder's election and the current amount of cash available for the special distribution.